                                                                    EXHIBIT 10.3

                     AMENDED AND RESTATED SECURITY AGREEMENT


          AMENDED AND RESTATED SECURITY AGREEMENT dated as of September 15, 2003, between CHART INDUSTRIES, INC., a Delaware corporation (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto and each other such Subsidiary that may hereafter become a Subsidiary Guarantor party hereto pursuant to Section 6.09 (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); and JPMORGAN CHASE BANK ("JPMCB"), in its capacity as Collateral Agent (together with its successors in such capacity, the "Collateral Agent") for the benefit of the Secured Parties (all capitalized terms used without being defined in this preamble and in the recitals below shall have the meanings provided for in Section 1).

                                    RECITALS

          WHEREAS, the Borrower, certain of its Subsidiaries as guarantors, the lenders party thereto, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent for such lenders, are parties to a Credit Agreement dated as of April 12, 1999 (as heretofore amended, supplemented or otherwise modified, the "1999 Credit Agreement") pursuant to which such lenders extended credit (by means of making loans and the issuance of letters of credit) to or account of the Borrower and certain of its subsidiaries;

          WHEREAS, the Borrower and the Subsidiary Guarantors have secured all of their respective obligations under or in respect of the 1999 Credit Agreement, including principal, interest, fees, expenses, indemnities and reimbursement obligations, and certain other obligations owing to the lenders (and their affiliates), by granting in favor of such administrative agent, for the benefit of itself and such lenders and affiliates, a security interest in and lien upon substantially all of their existing and after-acquired personal and real property pursuant to a Security Agreement dated as of April 12, 1999 (as heretofore amended, supplemented or otherwise modified, the "Existing Security Agreement") and certain other security agreements, pledge agreements, mortgages, deeds of trust and other similar instruments and agreements entered into from time to time pursuant to the 1999 Credit Agreement, each as in effect on the date hereof;

          WHEREAS, on July 8, 2003 the Borrower and the Subsidiary Guarantors filed a voluntary petition with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") initiating cases under chapter 11 of the Bankruptcy Code (the "Cases") and continued in their possession of their respective assets and in the management of their respective businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

          WHEREAS, the Borrower and the Subsidiary Guarantors party thereto (each as debtor and debtor in possession under chapter 11 of the Bankruptcy
Code), the lenders party thereto and JPMorgan Chase Bank, as administrative agent for such lenders, are party to a Revolving Credit Agreement dated as of July 17, 2003 (as heretofore amended, supplemented or otherwise modified, the "DIP Credit Agreement"), providing for revolving credit loans and

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letters of credit to the Borrower (including the continuation of the outstanding letters of credit issued for account of the Borrower under the 1999 Credit Agreement) in an aggregate principal or face amount not exceeding $40,000,000, and pursuant to an order of the Bankruptcy Court all obligations of the Borrower and the Subsidiary Guarantors in respect of the DIP Credit Agreement, including principal, interest, fees, expenses, indemnities and reimbursement obligations, are secured by a first-priority security interest in and lien upon their respective existing and after-acquired personal and real property;

          WHEREAS, the Borrower and the Subsidiary Guarantors have filed a plan of reorganization with the Bankruptcy Court which has been confirmed by a final order of the Bankruptcy Court entered on September 4, 2003 (as supplemented from time to time, the "Reorganization Plan"). Pursuant to the Reorganization Plan, the Borrower and the Subsidiary Guarantors are concurrently herewith entering into: (a) an Amended and Restated Revolving Credit Agreement dated as of September 15, 2003 (as from time to time amended, restated, supplemented, deferred, renewed, extended, increased, refunded, refinanced, replaced or otherwise modified, the "Revolving Credit Agreement") with the lenders party to the DIP Credit Agreement as of the date hereof and JPMorgan Chase Bank, as administrative agent for such lenders (together with its successors in such capacity, the "Revolving Credit Agent"), which will amend and restate the DIP Credit Agreement and provide for revolving credit loans and letters of credit to or for account of the Borrower (and the continuation of the revolving credit loans and letters of credit made, continued or issued under the DIP Credit Agreement and the continuation of the letters of credit issued under the 1999 Credit Agreement for account of Chart Heat Exhangers Limited, an English company and wholly-owned subsidiary of the Borrower ("CHEL"), in each case outstanding on the date thereof ) in an aggregate principal or face amount not exceeding $40,000,000; and (b) a Term Loan Agreement dated as of September 15, 2003 (as from time to time amended, restated, supplemented, deferred, renewed, extended, increased, refunded, refinanced, replaced or otherwise modified, the "Term Loan Agreement" and, together with the Revolving Credit Agreement, the "Credit Agreements") with the lenders party to the 1999 Credit Agreement as of the date hereof and JPMorgan Chase Bank, as administrative agent for such lenders (together with its successors in such capacity, the "Term Loan Agent"), pursuant to which all outstanding obligations (including principal, accrued interest and fees) of the Borrower and the Subsidiary Guarantors in respect of the 1999 Credit Agreement (other than the obligations in respect of the letters of credit issued thereunder for account of the Borrower that were continued under the DIP Credit Agreement and other than the obligations in respect of the letters of credit originally issued by Bank One, NA under the 1999 Credit Agreement for account of CHEL) shall be restructured into term loans held by such lenders in an aggregate principal amount of $120,000,000;

          WHEREAS, pursuant to the Reorganization Plan, the existing security interests in and liens upon the property of the Borrower and Subsidiary Guarantors granted under the DIP Credit Agreement and the Existing Security Agreement (and such other existing security agreements, pledge agreements, mortgages, deeds of trust and other similar instruments and agreements entered into pursuant to the 1999 Credit Agreement) and pursuant to the order of the Bankruptcy Court will continue in effect, and the Borrower and/or the Subsidiary Guarantors may on the date hereof or at any time enter into new security agreements, pledge agreements, mortgages, deeds of trust and other similar instruments and agreements in respect of other of their respective property, in each case as collateral security for the obligations of the Obligors in respect of the Credit Agreements (and other obligations therein specified);

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          WHEREAS, the Borrower, the Revolving Credit Agent (on behalf of the lenders party to the Revolving Credit Agreement) and the Term Loan Agent (on behalf of the lenders party to the Term Loan Agreement) are concurrently herewith entering into a Collateral Agency and Intercreditor Agreement dated as of September 15, 2003 (as from time to time amended, restated, supplemented, replaced or otherwise modified, the "Collateral Agency and Intercreditor Agreement"), pursuant to which, among other things, the Collateral Agent shall be appointed to act as collateral agent hereunder and under the other Collateral Documents (as defined therein);

          NOW, THEREFORE, to induce the lenders party to the Revolving Credit Agreement to agree to the terms of the Revolving Credit Agreement and to extend and continue credit thereunder, and to induce the lenders party to the Term Loan Agreement to agree to the terms of the Term Loan Agreement and to restructure the loans under the 1999 Credit Agreement as contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto wish to amend and restate the Existing Security Agreement, in its entirety pursuant hereto. Accordingly, the parties hereto hereby agree that the Existing Security Agreement shall be amended and restated in its entirety as follows:

          Section 1. Definitions.

          (a) Unless otherwise indicated, terms defined in the Revolving Credit Agreement or (following the termination of the Revolving Credit Agreement) the Term Loan Agreement are used herein as defined therein.

          (b) The terms "Accounts", "Chattel Paper", "Deposit Account", "Document", "Electronic Chattel Paper", "Equipment", "Fixture", "General Intangible", "Goods", "Instrument", "Inventory", "Investment Property", "Letter-of-Credit Right", "Payment Intangible", "Proceeds" and "Software" have the respective meanings ascribed thereto in Article 9 of the Uniform Commercial Code. The term "Financial Assets" shall have the meaning ascribed thereto in
Article 8 of the Uniform Commercial Code.

          (c) In addition, as used herein:

          "Cash Management Obligations" means, with respect to any Person, all obligations of such Person in respect of overdrafts and related liabilities owed to any other Person that arise from treasury, depositary or cash management services in connection with any automated clearing house transfers of funds or any similar transactions.

          "Collateral" has the meaning assigned to such term in Section 3.

          "Collateral Account" has the meaning assigned to such term in Section 4.01.

          "Collateral Agency and Intercreditor Agreement" has the meaning assigned to such term in the recitals of this Agreement.

          "Concentration Account" has the meaning assigned to such term in
     Section 4.02.

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          "Copyright Collateral" means all Copyrights, whether now owned or hereafter acquired by any Obligor, including each Copyright identified in Annex 4.

          "Copyrights" means all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

          "Depositary" has the meaning assigned to such term in Section 4.02.

          "Existing Security Agreement" has the meaning assigned to such term in the recitals of this Agreement.

          "Intellectual Property" means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Obligor with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, listed in Annex 7; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Obligor; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by any Obligor in respect of any of the items listed above.

          "Issuers" means, collectively, the respective corporations, partnerships or other entities identified next to the names of the Obligors on Annex 3 under the caption "Issuer", and each other Subsidiary of the Borrower formed or acquired after the date hereof and required by either Credit Agreement to be added as an "Issuer" under this Agreement (but excluding any Foreign Subsidiary to the extent covered by a separate Foreign Subsidiary Pledge Agreement).

          "Motor Vehicles" means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

          "Patent Collateral" means all Patents, whether now owned or hereafter acquired by any Obligor, including each Patent identified in Annex 5.

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          "Patents" means all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

          "Pledged Debt" has the meaning assigned to such term in Section 3(m).

          "Pledged Stock" has the meaning assigned to such term in Section 3(l).

          "Required Secured Parties" has the meaning assigned to such term in the Collateral Agency and Intercreditor Agreement.

          "Revolving Credit Agent" has the meaning assigned to such term in the recitals of this Agreement.

          "Revolving Credit Agreement" has the meaning assigned to such term in the recitals of this Agreement.

          "Revolving Credit Documents" means the "Credit Documents" (as defined in the Revolving Credit Agreement).

          "Revolving Credit Lenders" means the lenders party from time to time to the Revolving Credit Agreement.

          "Revolving Credit Obligations" means, collectively, (a) in the case of the Borrower, all obligations in respect of the loans and other extensions of credit to the Borrower under the Revolving Credit Agreement and all other amounts whatsoever now or hereafter arising from time to time owing to the Revolving Credit Lenders or the Revolving Credit Agent by the Borrower under the Revolving Credit Documents (including, without limitation, principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, indemnities, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof), (b) all Cash Management Obligations owing by any Obligor to any Revolving Credit Lender (or any affiliate thereof), (c) in the case of the Subsidiary Guarantors, all present and future obligations of the Subsidiary Guarantors under the Revolving Credit Agreement and the other Revolving Credit Documents (including, without limitation, in respect of their respective guarantee under the Revolving Credit Agreement) and (d) all present and future obligations of the Obligors to the Revolving Credit Lenders and the Revolving Credit Agent hereunder.

          "Secured Obligations" means (a) the Revolving Credit Obligations, (b) the Term Loan Obligations and (c) all present and future obligations of the Obligors to the

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     Collateral Agent hereunder and under the other Collateral Documents (as defined in the Collateral Agency Agreement).

          "Secured Parties" means the Revolving Credit Lenders, the Revolving Credit Agent, the Term Lenders, the Term Loan Agent, the Collateral Agent and any other holder of Secured Obligations.

          "Stock Collateral" has the meaning assigned to such term in Section 3(l)(ii).

          "Term Lenders" means the lenders party from time to time to the Term Loan Agreement.

          "Term Loan Agent" has the meaning assigned to such term in the recitals of this Agreement.

          "Term Loan Agreement" has the meaning assigned to such term in the recitals of this Agreement.

          "Term Loan Documents" means the "Credit Documents" (as defined in the Term Loan Agreement).

          "Term Loan Obligations" means, collectively, (a) in the case of the Borrower, the principal and interest on the loans made to the Borrower under the Term Loan Agreement and all other amounts whatsoever now or hereafter arising from time to time owing to the Term Lenders or the Term Loan Agent by the Borrower under the Term Loan Documents (including, without limitation, principal, premium (if any), interest(including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, indemnities, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof), (b) in the case of the Subsidiary Guarantors, all present and future obligations of the Subsidiary Guarantors under the Term Loan Agreement and the other Term Loan Documents (including, without limitation, in respect of their respective guarantee under the Term Loan Agreement) and (c) all present and future obligations of the Obligors to the Term Lenders and the Term Loan Agent hereunder.

          "Trademark Collateral" means all Trademarks, whether now owned or hereafter acquired by any Obligor, including each Trademark identified in Annex 6. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

          "Trademarks" means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the

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     product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

          "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

          Section 2. Representations and Warranties. Each Obligor represents and warrants to the Secured Parties and the Collateral Agent that:

          (a) Title and Priority. Such Obligor is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 and no Lien exists or will exist upon such Collateral at any time, except for Liens permitted under the Credit Agreements and except for the security interest in favor of the Collateral Agent for the benefit of the Secured Parties created pursuant hereto. The security interest created pursuant hereto constitutes a valid and perfected security interest in the Collateral in which such Obligor purports to grant a security interest pursuant to Section 3, subject to no equal or prior Lien except as expressly permitted by Section 7.02 of either Credit Agreement.

          (b) Names, Etc. (i) The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of each Obligor as of the date hereof are correctly set forth in Annex 1.

          (ii) Annex 1 correctly specifies (i) the place of business of each Obligor or, if such Obligor has more than one place of business, the location of the chief executive office of such Obligor, and (ii) each location where Goods of each Obligor are located (other than Motor Vehicles constituting Equipment and Goods in transit).

          (c) Changes in Circumstances. Except as specified in Annex 1, such Obligor has not (i) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the Uniform Commercial Code) and (ii) within the period of five years prior to the date hereof, changed its name. Except as specified in Annex 2, such Obligor has not, within the period of five years prior to the date hereof, become a "new debtor" (as defined in Section 9-102(a)(56) of the Uniform Commercial
     Code) with respect to a currently effective security agreement previously entered into by any other Person.

          (d) Pledged Stock; Pledged Debt. The Pledged Stock identified under the name of such Obligor in Annex 3 is, and all other Pledged Stock in which such Obligor shall hereafter grant a security interest pursuant to
     Section 3 will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreements). The Pledged Stock identified under the name of such Obligor in Annex 3 constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by such Obligor on the date hereof (whether or not registered in the name of such Obligor)

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     and Annex 3 correctly identifies, as at the date hereof, the respective
     Issuers of such Pledged Stock, the respective class and par value of the shares constituting such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate. The Pledged Debt issued by any Obligor and pledged by such Obligor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of such Obligor, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law is evidenced by one or more promissory notes (which notes have been delivered to the Collateral Agent) and is not in default

          (e) Intellectual Property. Annexes 4, 5 and 6, respectively, set forth under the name of such Obligor a complete and correct list of all Copyrights, Patents and Trademarks owned by such Obligor on the date hereof; except pursuant to licenses and other user agreements entered into by such Obligor in the ordinary course of business that are listed in Annex 7, such Obligor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in Annexes 4, 5 and 6, and all registrations listed in Annexes 4, 5 and 6 are valid and in full force and effect; and except as may be set forth in Annex 7, such Obligor owns and possesses the right to use all Copyrights, Patents and Trademarks.

          Annex 7 sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof.

          To such Obligor's knowledge, (i) except as set forth in Annex 7, there is no violation by others of any right of such Obligor with respect to any Copyright, Patent or Trademark listed in Annexes 4, 5, and 6, respectively, under the name of such Obligor and (ii) such Obligor is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against such Obligor or, to such Obligor's knowledge, threatened, and no claim against such Obligor has been received by such Obligor, alleging any such violation, except as may be set forth in Annex 7.

          Such Obligor does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

          (f) Fair Labor Standards Act. Any Goods now or hereafter produced by such Obligor or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

          Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, whether now existing or hereafter from time to time arising, each Obligor hereby grants (and hereby confirms the grant pursuant to the Existing Security Agreement) to the Collateral Agent, for the benefit of the Secured Parties, subject to the terms of the Collateral Agency and Intercreditor Agreement and as hereinafter provided, a security interest in all of such Obligor's right, title and interest in, to and under the following property, whether now owned by such

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Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all of the property described in this Section 3 being collectively referred to herein as "Collateral"):

          (a) all Accounts;

          (b) all General Intangibles;

          (c) all Deposit Accounts;

          (d) all Instruments;

          (e) all Documents;

          (f) all Chattel Paper (whether tangible or electronic);

          (g) all Inventory;

          (h) all Equipment;

          (i) all Fixtures;

          (j) all Goods not covered by the preceding clauses of this Section 3;

          (k) all Letter-of-Credit Rights;

          (l) the shares of common stock or other equity interests of the Issuers identified in Annex 3 under the name of such Obligor and all other shares of capital stock of whatever class, or other equity interests, of the Issuers, now or hereafter owned by such Obligor, in each case together with the certificates (if any) evidencing the same, provided that if any Issuer hereunder shall be a Foreign Subsidiary the shares of capital stock of such Foreign Subsidiary that constitute Collateral shall be limited to
     (i) 65% of the voting capital stock of such Foreign Subsidiary having ordinary voting power for the election of the board of directors (or similar body) of such Foreign Subsidiary and (ii) 100% of all other capital stock of such Foreign Subsidiary (collectively, the "Pledged Stock"), together with;

               (i) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock; and

               (ii) without affecting the obligations of such Obligor under any provision prohibiting such action hereunder or under the Credit Agreements, in the event of any consolidation or merger in which an Issuer is not the surviving entity, all shares of each class of the capital stock or other equity interests of the successor corporation (unless such successor entity is such Obligor itself) formed by or

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          resultingfrom such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to this clause (ii) or clause (i) above being herein collectively called the "Stock Collateral");

          (m) all indebtedness from time to time owed to such Obligor (such indebtedness, together with the Initial Pledged Debt, being the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness

          (n) all Investment Property and Financial Assets not covered by clause
     (l) of this Section 3;

          (o) all Intellectual Property;

          (p) all Payment Intangibles, Software and all other General Intangibles whatsoever not covered by the preceding clauses of this Section 3;

          (q) all other tangible and intangible personal property whatsoever of such Obligor;

          (r) the Collateral Account and the Concentration Account, and all amounts held from time to time therein (and any investments thereof);

          (s) all Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Collateral and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor).

Notwithstanding the foregoing, and to the extent not overridden by Sections 9-406, 9-407, 9-408 and 9-409 of the Uniform Commercial Code, the Collateral shall not include (i) contractual rights (other than rights relating to the proceeds of Accounts and rights to payments of any nature) to the extent that the grant of a security interest therein would violate the terms of the agreement under which such contractual rights arise or exist; (ii) rights under governmental licenses and authorizations to the extent the grant of a security interest therein is prohibited by law and (iii) any property acquired by any Obligor under any agreement relating to Liens permitted under clause (c), (d) or
(e) of Section 7.02 of the Credit Agreements that expressly prohibits the creation by such Obligor of a security interest in such property.

          Anything herein to the contrary notwithstanding, (a) each Obligor shall remain liable under the contracts and agreements included in such Obligor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Obligor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or

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                                      -11-

liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Obligor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder

          Section 4. Cash Proceeds of Collateral; Collateral Accounts.

          4.01 Collateral Account. The Collateral Agent will cause to be established at a banking institution to be selected by the Collateral Agent a cash collateral account (the "Collateral Account"), which (i) to the extent of all Investment Property or Financial Assets (other than cash), shall be a "securities account" (as defined in Section 8-501 of the Uniform Commercial
Code) in respect of which the Collateral Agent shall be the "entitlement holder" (as defined in Section 8-102(a)(7) of the Uniform Commercial Code) and (ii) to the extent of any cash, shall be a Deposit Account, and into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) required to be delivered to the Collateral Agent pursuant hereto and into which the Obligors may from time to time deposit any additional amounts that any of them wishes to pledge to the Collateral Agent for the benefit of the Secured Parties as additional collateral security hereunder or that, as provided in the Credit Agreements, they are required to pledge as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Collateral Agent shall remit the collected balance standing to the credit of the Collateral Account to or upon the order of the respective Obligor as such Obligor through the Borrower shall from time to time instruct. However, at any time following the occurrence and during the continuance of an Event of Default, the Collateral Agent may (and, if instructed by the Required Secured Parties as provided in the Collateral Agency and Intercreditor Agreement, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time standing to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 5.09. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

          4.02 Concentration Account; Proceeds of Accounts.

          (a) The Obligors will establish and maintain at all times a single deposit account (the "Concentration Account") with a depositary bank (the "Depositary") approved by the Collateral Agent (such approval not to be unreasonably withheld) into which (subject to paragraph (b) of this Section 4.02) the Obligors will cause all account debtors and other Persons obligated in respect of the Accounts to make all payments, either directly or indirectly, in respect of the Accounts. As of the Effective Date, the Concentration Account will be located at National City Bank ("NCB") in Cleveland. Ohio and such account is identified on Annex 8 (the "NCB Account"). As soon as practicable after the Effective Date (but in no event later than 60 days after the Effective
Date), the Obligor shall establish the Concentration Account at JPMorgan Chase Bank in New York, New York and, upon such establishment, shall transfer, or cause to be transferred, all funds then held in (or from time to time received for the account of the Obligors for deposit into) the NCB Account (which shall cease to function as such) to the new Concentration Account at JPMCB; provided that, following such establishment, the NCB Account shall be permitted to remain open for a temporary period of time in order to effect such

                               Security Agreement
transfer(s). Thereafter, the Obligor shall not change the Depositary in respect of the Concentration Account without the prior written consent of the Collateral Account (such approval not to be unreasonably withheld); provided that the Depositary shall be a Revolving Credit Lender at all times prior to the termination of the Revolving Credit Agreement and, thereafter, a Term Lender. The Borrower shall promptly notify the Collateral Agent of any change in the account number of, or other material matters relating to, the Concentration Account; provided that, upon the occurrence or during the continuation of an Event of Default, no such changes may be made without the prior written approval of the Collateral Agent. At or prior to the time any Person shall become the Depositary, such Person (in its capacity as the Depositary), the Collateral Agent and the Borrower (on behalf of itself and the other Obligors) shall enter into a control agreement with respect to the Concentration Account, in form and substance satisfactory to the Collateral Agent. At any time following the occurrence and during the continuance of an Event of Default, the Collateral Agent may (and, if instructed by the Required Secured Parties as provided in the Collateral Agency and Intercreditor Agreement, shall) in its (or their) discretion direct the Depositary to no longer honor instructions from the Obligors with respect to the Concentration Account and/or to direct the Depositary to pay (subject to collection) the balance from time to time standing to the credit of the Concentration Account to the Collateral Agent for application to the payment of the Secured Obligations in the manner specified in
Section 5.09. To the extent that at any time payments under this Section 4.02(a) required to be made into the Concentration Account are received by or for the account of the Obligors (other than by the Depositary for deposit into the Concentration Account), such Obligor shall remit, or cause to be remitted, promptly to the Concentration Account any such payments.

          (b) Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may (i) by written notice to the Borrower require each Obligor to instruct all account debtors in respect of Accounts, Chattel Paper and General Intangibles and all obligors on Instruments to make all payments in respect thereof either (x) directly to the Collateral Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Collateral Agent) or (y) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Collateral Agent) under arrangements, in form and substance satisfactory to the Collateral Agent, pursuant to which such Obligor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Collateral Agent for deposit into the Collateral Account and/or (ii) instruct the Secured Party which is the depositary institution in respect of the Concentration Account to remit the entire balance then held in the Concentration Account directly to the Collateral Agent for deposit into the Collateral Account (and to this end the Obligors hereby irrevocably instruct whichever Secured Party shall hold the Concentration Account at such time upon receipt of such instructions to pay such balance to the Collateral Agent). All payments made to the Collateral Agent, as provided in the preceding sentence, shall be immediately deposited in the Collateral Account. In addition to the foregoing (but subject to paragraph (a) of this Section 4.02), each Obligor agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, such Obligor shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by such Obligor for and as the property of the Collateral Agent and shall not be commingled with any other funds or property of such Obligor.

                               Security Agreement

          4.03 Investment of Account Balances. The cash balance standing to the credit of the Collateral Account and the Concentration Account shall be invested from time to time in such Permitted Investments as the respective Obligor through the Borrower (or, after the occurrence and during the continuance of a Default, the Collateral Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Collateral Agent (and credited to the Collateral Account), provided that at any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent shall, but only, if instructed by the Required Secured Parties as provided in the Collateral Agency and Intercreditor Agreement in its (or their) discretion at any time and from time to time elect (or, in the case of the Concentration Account, direct the Depositary) to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof (or, in the case of the Concentration Account, to direct the Depositary to pay the proceeds thereof to the Collateral Agent for application) to the payment of the Secured Obligations in the manner specified in Section 5.09.

          4.04 Cover for LC Exposure. Amounts deposited into the Collateral Account as cover for LC Exposure pursuant to Section 2.04(k) of the Revolving Credit Agreement shall be held by the Collateral Agent in a separate sub-account (designated "LC Exposure Sub-Account") and all amounts held in such sub-account shall constitute collateral security for, first, the LC Exposure outstanding from time to time, second, the other Revolving Credit Obligations (as defined in the Collateral Agency and Intercreditor Agreement) and, next, the other Secured Obligations.

          Section 5. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3, the Obligors hereby jointly and severally agree with each Secured Party and the Collateral Agent as follows:

          5.01 Delivery and Other Perfection. Each Obligor shall:

          (a) if any of the shares, securities, moneys or property required to be pledged by such Securing Party under clauses (c)(i) and (c)(ii) of
     Section 3 hereof are received by such Securing Party forthwith, either (x) transfer and deliver to the Administrative Agent such shares or securities so received by such Securing Party (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Administrative Agent shall deem reasonably necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (c)(i) and (c)(ii), including, with respect to the Lien on the shares of an Issuer which are not represented by certificates, the registration in the shareholders register of such Issuer of appropriate entries evidencing said Lien;

          (a) deliver to the Collateral Agent any and all Instruments constituting part of the Collateral in which such Obligor purports to grant a security interest hereunder, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Collateral Agent may reasonably request; provided that so long as no Default shall have occurred and be continuing, such Obligor may retain for collection in

                               Security Agreement
     the ordinary course any Instruments received by such Obligor in the ordinary course of business and the Collateral Agent shall, promptly upon request of such Obligor through the Borrower, make appropriate arrangements for making any Instrument pledged by such Obligor available to such Obligor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent, against trust receipt or like document);

          (b) give, execute, deliver, file and/or record any financing statements, notice, instrument, document, agreement or other papers that may be reasonably necessary or desirable (in the judgment of the Collateral Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Collateral Agent or its nominee (and the Collateral Agent agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Collateral Agent will thereafter promptly give to the respective Obligor copies of any notices and communications received by it with respect to the Stock Collateral pledged by such Obligor hereunder), provided that notices to account debtors in respect of any Accounts, Chattel Paper or General Intangibles and to Obligors on Instruments shall be subject to the provisions of clause (c) below;

          (c) upon the occurrence and during the continuance of any Event of Default, upon request of the Collateral Agent, promptly notify (and such Obligor hereby authorizes the Collateral Agent so to notify) each account debtor in respect of any Accounts, Chattel Paper, Instruments or General Intangibles of such Obligor that such Collateral has been assigned to the Collateral agent hereunder, and that any payments due or to be come due in respect thereof are to be made directly to the Collateral Agent.

          (d) without limiting the obligations of such Obligor under Section 5.04(c), upon the acquisition after the date hereof by such Obligor of any Equipment covered by a certificate of title or ownership and upon the request of the Collateral Agent, cause the Collateral Agent to be listed as the lienholder on such certificate of title and take such other steps as may be required under the law applicable to perfection of a security interest in such property to perfect such security interest, and within 120 days of the acquisition thereof deliver evidence of the same to the Collateral Agent;

          (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement;

          (f) permit representatives of the Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Collateral Agent to be present at such Obligor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Obligor with respect to the Collateral, all in such manner as the Collateral Agent may require.

                               Security Agreement

          5.02 Other Financing Statements and Liens. Except as otherwise permitted under the Credit Agreements, without the prior written consent of the Collateral Agent (granted with the authorization of the Required Secured Parties as provided in the Collateral Agency and Intercreditor Agreement), no Obligor shall (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Collateral Agent is not named as the sole secured party for the benefit of the Secured Parties or (b) cause or permit any Person other than the Collateral Agent to have "control" (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the Uniform Commercial Code) of any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.

          5.03 Preservation of Rights. Neither the Collateral Agent nor any other Secured Party shall be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

          5.04 Special Provisions Relating to Certain Collateral.

          (a) Stock Collateral.

          (1) The Obligors will cause the Stock Collateral to constitute at all times (i) except as provided in clause (ii) below, 100% of the total number of shares of each class of capital stock (or in the case of any entity other than a corporation, the total equity interests) of each Issuer then outstanding and owned by the Obligors and (ii) in the case of any Foreign Subsidiary which is an Issuer hereunder, 65% of the total number of shares of voting capital stock of such Foreign Subsidiary having ordinary voting power for the election of the board of directors (or similar body) and 100% of each class of all other capital stock of such Foreign Subsidiary.

          (2) If any of the shares, securities, moneys or property required to be pledged by such Obligor under Section 3 are received by such Obligor, forthwith either (x) transfer and deliver to the Collateral Agent such shares or securities so received by such Obligor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Collateral Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Collateral Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said Section 3.

          (3) So long as no Event of Default shall have occurred and be continuing, the Obligors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreements or any other instrument or agreement referred to herein, provided that the Obligors jointly and severally agree that they will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreements or any such other instrument or agreement; and the Collateral Agent shall execute and deliver to the Obligors or cause to be executed and delivered to the Obligors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Obligors may reasonably request for the purpose of enabling the Obligors to exercise the rights and powers that they are entitled to exercise pursuant to this Section 5.04(a)(2).

                               Security Agreement

          (4) Unless and until an Event of Default has occurred and is continuing, the Obligors shall be entitled to receive and retain any dividends and distributions on the Stock Collateral.

          (5) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Collateral Agent or any Secured Party exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreements or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Collateral Agent and retained by it in the Collateral Account as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Collateral Agent shall so request in writing, the Obligors jointly and severally agree to execute and deliver to the Collateral Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured or waived, any such dividend or distribution theretofore paid to the Collateral Agent shall, upon request of the Obligors (except to the extent theretofore applied to the Secured Obligations), be returned by the Collateral Agent to the Obligors.

          (b) Intellectual Property.

          (1) For the purpose of enabling the Collateral Agent to exercise rights and remedies under Section 5.05 at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Obligor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Obligor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Obligor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

          (2) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 7.03 of each Credit Agreement that limit the rights of the Obligors to dispose of their property, so long as no Event of Default shall have occurred and be continuing, the Obligors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Obligors. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Collateral Agent shall from time to time, upon the request of the respective Obligor, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Obligor through the Borrower shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (1) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the Commitments and LC Exposure or earlier expiration of this Agreement or release of the Collateral, the Collateral Agent shall grant back to the Obligors the license granted pursuant to clause (1) immediately above. The exercise of rights and remedies under Section 5.05 by the Collateral Agent shall not terminate the rights of the

                               Security Agreement
holders of any licenses or sublicenses theretofore granted by the Obligors in accordance with the first sentence of this clause (2).

          (3) The Obligors will furnish to the Collateral Agent from time to time (but, unless a Default shall have occurred and be continuing, no more frequently than annually) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral as the Collateral Agent may reasonably request, all in reasonable detail; and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any statements, schedules or reports pursuant to this clause (3), modify this Agreement by amending Annexes 2, 3 and/or 4, as the case may be, to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement.

          (c) Motor Vehicles.

          (1) Each Obligor shall, upon the request of the Collateral Agent upon and during the continuation of any Event of Default, deliver to the Collateral Agent originals of the certificates of title or ownership for the Motor Vehicles owned by it with the Collateral Agent listed as lienholder and take such other action as the Collateral Agent shall deem appropriate to perfect the security interest created hereunder in all such Motor Vehicles.

          (2) Without limiting the generality of the foregoing, upon the acquisition after the date hereof by any Obligor of any Motor Vehicle, such Obligor shall, upon the request of the Collateral Agent upon and during the continuation of any Event of Default, deliver to the Collateral Agent originals of the certificates of title or ownership for such Motor Vehicles, together with the manufacturer's statement of origin with the Collateral Agent listed as lienholder; provided, however, if the Motor Vehicle to be acquired is subject to a purchase money security interest, the Collateral Agent shall be listed as a junior lienholder to the Person holding such purchase money security interest.

          (3) Without limiting Section 5.10, each Obligor hereby appoints the Collateral Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (i) executing on behalf of such Obligor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by such Obligor to be retitled and the Collateral Agent listed as lienholder thereon, (ii) filing such applications with such state agencies and
(iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Obligor as the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, the purpose of creating in favor of the Collateral Agent a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Collateral Agent under Section 5.05). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

          (4) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

                               Security Agreement

          5.05 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

          (a) each Obligor shall, at the request of the Collateral Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Collateral Agent and such Obligor, designated in its request;

          (b) the Collateral Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

          (c) the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and each Obligor agrees to take all such action as may be appropriate to give effect to such right);

          (d) the Collateral Agent in its discretion may, in its name or in the name of the Obligors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

          (e) the Collateral Agent may, upon ten Business Days' prior written notice to the Obligors of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent, the other Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Collateral Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligors, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Obligors shall supply to the Collateral Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from

                               Security Agreement
     time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The Proceeds of each collection, sale or other disposition under this Section 5.05, including by virtue of the exercise of the license granted to the Collateral Agent in Section 5.04(b), shall be applied in accordance with Section 5.09.

          The Obligors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligors acknowledge that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

          5.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Obligors shall remain liable for any deficiency to the extent the Obligors are obligated under this Agreement.

          5.07 Locations, Etc. Without at least 30 days' prior written notice to the Collateral Agent, no Obligor shall change its location (as defined in Section 9-307 of the Uniform Commercial Code) or change its name from the name shown as its current legal name on Annex 1.

          5.08 Private Sale. Neither the Collateral Agent nor any other Secured Party shall incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 conducted in a commercially reasonable manner. Each Obligor hereby waives any claims against the Collateral Agent or any other Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

          5.09 Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent under Section 4 or this
Section 5, shall be applied by the Collateral Agent as expressly provided in the Collateral Agency and Intercreditor Agreement. Notwithstanding the foregoing, the proceeds of any cash or other amounts held in the "LC Exposure Sub-Account" of the Collateral pursuant to Section 4.04 shall be applied in the following order: first, to the LC Exposure outstanding from time to time, second, to the other Revolving Credit Obligations (as defined in the Collateral Agency and Intercreditor Agreement) and next, to the other Secured Obligations.

                               Security Agreement

          5.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Collateral Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Collateral Agent is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Section 5 to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Obligor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          5.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Obligor shall (i) file such financing statements and other documents in such offices as the Collateral Agent may reasonably request to perfect the security interests granted by Section 3 of this Agreement, (ii) cause the Collateral Agent to be listed as the lienholder on all certificates of title or ownership relating to Motor Vehicles owned by such Obligor, (iii) deliver to the Collateral Agent all certificates identified in Annex 1, accompanied by undated stock powers duly executed in blank and (iv) execute and deliver such short form assignments or security agreements relating to Collateral consisting of the Intellectual Property as the Collateral Agent may reasonably request. Without limiting the foregoing, each Obligor consents that Uniform Commercial Code financing statements may be filed describing the Collateral as "all assets" or "all personal property" of such Obligor, provided that no such description shall be deemed to modify the description of Collateral set forth in Section 3 hereof.

          5.12 Termination. When all Secured Obligations (other than contingent indemnity obligations) shall have been paid in full and the Commitments and all LC Exposure under the Revolving Credit Agreement shall have expired or been terminated, this Agreement shall terminate, and the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Obligor and to be released and canceled all licenses and rights referred to in Section 5.04(b). The Collateral Agent shall also execute and deliver to the respective Obligor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the respective Obligor to effect the termination and release of the Liens on the Collateral.

          5.13 Further Assurances. Each Obligor agrees that, from time to time upon the written request of the Collateral Agent, such Obligor will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement.

          5.14 Release of Motor Vehicles. So long as no Default shall have occurred and be continuing, upon the request of any Obligor, the Collateral Agent shall execute and deliver to such Obligor such instruments as such Obligor shall reasonably request to remove the notation of the Collateral Agent as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective only upon receipt by the

                               Security Agreement

Collateral Agent of a certificate from such Obligor stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss).

          Section 6. Miscellaneous.

          6.01 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 10.01 of the respective Credit Agreements and shall be deemed to have been given at the times specified in said Sections 10.01.

          6.02 No Waiver. No failure on the part of the Collateral Agent or any Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any other Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          6.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Obligor and the Collateral Agent (with the consent of the Secured Parties in accordance with the Collateral Agency Agreement). Any such amendment or waiver shall be binding upon the Collateral Agent, each Secured Party and each holder of any of the Secured Obligations and each Obligor.

          6.04 Expenses. The Obligors jointly and severally agree to reimburse each of the Secured Parties and the Collateral Agent for all reasonable costs and expenses incurred by them (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Collateral Agent of any obligations of the Obligors in respect of the Collateral that the Obligors have failed or refused to perform,
(x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Collateral Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 6.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.

          6.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Obligor, the Collateral Agent, the Secured Parties and each holder of any of the Secured Obligations (provided, however, that no Obligor shall assign or transfer its rights or obligations hereunder without the prior written consent of the Collateral Agent).

                               Security Agreement

          6.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          6.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

          6.08 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          6.09 Agents and Attorneys-in-Fact. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

          6.10 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          6.11 Additional Obligors. As contemplated in Section 6.09 of each Credit Agreement, a new Subsidiary of the Borrower formed or acquired by the Borrower after the date hereof may become a "Subsidiary Guarantor" under each Credit Agreement and an "Obligor" under this Agreement, by executing and delivering to the Collateral Agent a Guarantee Assumption Agreement in the form of Exhibit D to each Credit Agreement. Accordingly, upon the execution and delivery of any such Guarantee Assumption Agreement by any such Subsidiary, such new Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become an "Obligor" for all purposes of this Agreement, and each of the Annexes hereto shall be supplemented in the manner specified in such Guarantee Assumption Agreement.

          6.12 Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

                               Security Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement to be duly executed and delivered as of the day and year first above written.

                                        BORROWER

                                        CHART INDUSTRIES, INC.


                                        By /s/ Michael F. Biehl
                                           -------------------------
                                           Name: Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer

                               Security Agreement

                                SUBSIDIARY GUARANTORS

                                CHART HEAT EXCHANGERS LIMITED
                                 PARTNERSHIP


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                CHART INTERNATIONAL, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                CHART MANAGEMENT COMPANY, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                CHART LEASING, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                CHART INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer

                               Security Agreement

                                CHART INTERNATIONAL HOLDINGS, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                CHART ASIA, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                CAIRE INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                COOLTEL, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                NEXGEN FUELING, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                GTC OF CLARKSVILLE, LLC


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and
                                         Assistant Treasurer

                               Security Agreement

                                COLLATERAL AGENT

                                JPMORGAN CHASE BANK,
                                 as Collateral Agent


                                By /s/ R. A. Odell
                                  -------------------------
                                 Title: Managing Director

                               Security Agreement

                                                                         ANNEX 1

                                 FILING DETAILS

                                                                                Place of
  Current        Type of                                                       Business or
   Legal       Organization                                                    Location of               Former
   Name        (corporation,     Jurisdiction   Organizational      Current       Chief      Location     Legal
 (no trade   limited liability        of           ID Number        Mailing     Executive       of       Name(s)
   names)      company, etc.)    Organization   (if applicable)     Address      Officer       Goods     if any)
   ------      --------------    ------------   ---------------     -------      -------       -----     -------


                          Annex 1 to Security Agreement

                                                                         ANNEX 2

                               "NEW DEBTOR" EVENTS

   Description of Event                                  Date of Event
   --------------------                                  -------------

                          Annex 2 to Security Agreement

                                                                         ANNEX 3

                                  PLEDGED STOCK

                               [See Section 2(d)]

[Complete for each Obligor:]

[NAME OF OBLIGOR]

                     Certificate          Registered
     Issuer              Nos.                Owner            Number of Shares
     ------          -----------          ----------          ----------------

[Issuer #1]            _______             ________           _______ shares of
                                                             [common/preferred]
                                                               stock, [no] par
                                                              value [$________]

[Issuer #2]            _______             ________           _______ shares of
                                                             [common/preferred]
                                                               stock, [no] par
                                                              value [$________]

[Issuer #3]            _______             ________           _______ shares of
                                                             [common/preferred]
                                                               stock, [no] par
                                                              value [$________]

                          Annex 3 to Security Agreement

                                                                         ANNEX 4

                 LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS

                               [See Section 2(e)]

[Complete for each Obligor:]

[NAME OF OBLIGOR]

Title         Date Filed           Registration No.          Effective Date
-----         ----------           ----------------          --------------

                          Annex 4 to Security Agreement

                                                                         ANNEX 5

                     LIST OF PATENTS AND PATENT APPLICATIONS

                               [See Section 2(e)]

[Complete for each Obligor:]

[NAME OF OBLIGOR]

File        Patent        Country         Registration No.        Date
----        ------        -------         ----------------        ----

                         Annex 5 to Security Agreement

                                                                         ANNEX 6

                LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                  TRADEMARK AND SERVICE MARK REGISTRATIONS AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS

                               [See Section 2(e)]

                                 U.S. Trademarks

[Complete for each Obligor:]

[NAME OF OBLIGOR]

                                 Application (A)
                                Registration (R)              Registration
         Mark                   or Series No. (S)            or Filing Date
         ----                   -----------------            --------------

                         Annex 6 to Security Agreement

                               Foreign Trademarks

[Complete for each Obligor:]

[NAME OF OBLIGOR]

                      Application (A)                         Registration or
      Mark           Registration (R)          Country        Filing Date (F)
      ----           ----------------          -------        ---------------

                          Annex 6 to Security Agreement

                                                                         ANNEX 7

                LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS

                               [See Section 2(e)]

[Complete for each Obligor:]

[NAME OF OBLIGOR]

                         Annex 7 to Security Agreement

                                                                         ANNEX 8

                              CONCENTRATION ACCOUNT

                               [See Section 4.02]

                         Annex 8 to Security Agreement